PHARMOS CORPORATION
                               2 Innovation Drive
                                Alachua, FL 32615
                                 (904) 462-1210

              ----------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

              ----------------------------------------------------


     NOTICE IS HEREBY GIVEN, that the Annual Meeting of the Stockholders of Pharmos Corporation (the "Company") will be held in New York, New York at 9:00 a.m. on January 13, 1998 at the Waldorf Astoria, 301 Park Avenue, New York, NY 10022, (i) for the election of Directors of the Company to hold office until the next annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) to increase the authorized shares of the Company's common stock, par value $.03 (the "Common Stock"), to 75,000,000 shares; (iii) to adopt the incentive and non-qualified stock option plan; and (iv) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on December 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

     If you do not expect to be personally present at the meeting, but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you fill in, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                          Haim Aviv, Ph.D.
                                          Chairman of the Board

December 3, 1997


PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                               PHARMOS CORPORATION
                               2 Innovation Drive
                                Alachua, FL 32615
                                 (904) 462-1210

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         To be held on January 13, 1998

                                  INTRODUCTION

     The Annual Meeting is called to elect members of the Board of Directors, to increase the authorized shares of Common Stock to 75,000,000 shares and to adopt the incentive and non-qualified stock option plan. The Meeting, however, will be open for the transaction of such other business as may properly come before it although, as of the date of this proxy statement, management does not know of any other business that will come before the Annual Meeting. If any other matters do come before the Annual Meeting, the persons named in the enclosed form of proxy are expected to vote said proxy in accordance with their judgment on such matters.

     This proxy statement and the accompanying proxy card are first being mailed to stockholders on or about December 3, 1997. A copy of the Annual Report for the fiscal year ended December 31, 1996, which includes audited financial statements, is included herewith for those stockholders of record as of December 2, 1997, the record date for the Annual Meeting.


     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors, and no compensation will be paid therefor. There will be no solicitation of proxies other than by mail or personal solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company: (i) a duly executed proxy bearing a later date; or (ii) a written instrument revoking the proxy.

     With regard to the election of Directors, votes may be cast in favor of or withheld from each nominee. Abstention and "Broker Non-votes" (as defined below) are counted for purposes of determining whether a quorum is present at the Annual Meeting, but do not represent votes cast with respect to any proposal. However, the proposed amendment to the Restated Articles of Incorporation (Item No. 2) requires the affirmative vote of a majority of the shares entitled to vote; therefore, with respect to that proposal, abstentions and Broker Non-votes have the effect of a "no" vote. "Broker Non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Company, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.


                                VOTING SECURITIES

         The Board of Directors has fixed the close of business on December 2, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

         As of November 1, 1997, the outstanding capital stock of the Company consisted of 34,118,368 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by him or her at the close of business on the record date.

         The shares for which the accompanying proxy is solicited will be voted providing the proxy is executed and returned by the stockholder prior to the Annual Meeting.

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of November 1, 1997 by (i) each person who was known by the Company to own beneficially more than 5% of any class of the Company's Stock, (ii) each of the Company's Directors, and (iii) all current Directors and executive officers of the Company as a group. Except as otherwise noted, each person listed below has sole voting and dispositive power with respect to the shares listed next to such person's name.




                                         Amount
          Name and Address of         of Beneficial               Percentage
         Beneficial Ownership           Ownership                of Total (1)
         --------------------           ---------                ------------

Grace Brothers Ltd.(2)                  1,887,077                      5.2%
1560 Sherman Avenue
Suite 900
Evanston, IL  60201

Elliott Associates, L.P.(3)               701,770                      2.0%
712 Fifth Avenue, 36th Fl.
New York, NY  10019

Haim Aviv, Ph.D.(4)                     1,104,805                      3.1%
c/o Pharmos Ltd.
Kiryat Weitzman
Rehovot, Israel

Marvin P. Loeb(5)                         288,990                        *
Trimedyne, Inc.
2810 Barranca Road
Irvine, CA 92714

E. Andrews Grinstead III(6)                99,072                        *
Hybridon, Inc.
620 Memorial Drive
Cambridge, MA 02139

Stephen C. Knight, M.D.(6)                  6,667                        *
Epix Medical Inc.
71 Rogers Street
Cambridge, MA 02142

David Schlachet(6)                          6,667                        *
Strauss Holdings Ltd.
16 Bazel Street
Petach-Tikva, Israel 49510

Fredric D. Price                            1,750                        *
AMBI Inc.
771 Old Saw Mill River
Road
Tarrytown, NY 10591

Mony Ben Dor                                    0                        0
The Israel Corporation
4 Weizman St.
Tel-Aviv 61336, Israel

All Directors and                       1,599,845                      4.5%
Executive Officers
as a group
(9 persons)(7)

----------------------------
*    Indicates ownership of less than 1%.

(1)  Based  on  34,118,368  shares  of  Common  Stock  outstanding,   plus  each
     individual's currently exercisable warrants or options. Assumes that no other individual will exercise any warrants and/or options.

(2)  Information   determined  according  to  a  Schedule  13G  filed  with  the
     Securities and Exchange Commission.

(3)  Information   determined  according  to  a  Schedule  13D  filed  with  the
     Securities and Exchange Commission. Includes 280,708 shares of Common Stock held by Westgate International, L.P.

(4) Includes 276,153 shares of Common Stock held in the name of Avitek Ltd., of which Dr. Aviv is the Chairman of the Board of Directors and the principal stockholder, and, as such, shares the right to vote and dispose of such shares. Also includes currently exercisable options to purchase 255,376 shares of Common Stock.

(5) Held jointly with his wife. Also includes currently exercisable options to purchase 43,334 shares of Common Stock. Does not include shares held by his adult children, his grandchildren or a trust for the benefit of his grandchildren.

(6)  Consists of currently exercisable options to purchase Common Stock.

(7) Based on the number of shares of Common Stock outstanding, plus 411,116 currently exercisable warrants and/or options held by the Directors and executive officers.

                         ITEM 1 - ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The election of Directors requires the affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is present or represented. Abstention and Broker Non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. It is the intention of the persons named in the accompanying proxy form to vote FOR the election of the six persons named in the table below as Directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for Director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

     The following table sets forth the name, age and position of each Director and executive officer:


Name                       Age       Position
----                       ---       --------

Haim Aviv, Ph.D.           57        Chairman, Chief Executive Officer, Acting
                                     Chief Financial Officer, Chief Scientist and Director

Marvin P. Loeb             71        Director

E. Andrews Grinstead III   52        Director

Stephen C. Knight, M.D.    37        Director

David Schlachet            52        Director

Fredric D. Price           51        Director

Mony Ben Dor               52        Director

Gad Riesenfeld, Ph.D.      53        President and Chief Operating Officer

Anat Biegon, Ph.D.         43        Vice President/Research and Development

     Haim Aviv, Ph.D., is Chairman, Chief Executive Officer, Acting Chief Financial Officer, Chief Scientist and a Director of the Company and co-founded in 1990, Pharmos Corporation, a New York corporation ("Old Pharmos"), which merged into the Company on October 29, 1992 (the "Merger"). Dr. Aviv also served as Chairman, Chief Executive Officer, Chief Scientist and a Director of Old Pharmos prior to the Merger. Dr. Aviv was the co-founder in 1980 of Bio-Technology General Corp. ("BTG"), a publicly-traded company engaged in the development of products using recombinant DNA, its General Manager and Chief Scientist from 1980 to 1985, and a Director and Senior Scientific Consultant until August 1993. Prior to that time, Dr. Aviv was a professor of molecular biology at the Weizmann Institute of Science. Dr. Aviv is the principal stockholder of Avitek Ltd., a stockholder of the Company. Dr. Aviv is also an officer and/or significant stockholder of several privately-held Israeli pharmaceutical and venture capital companies and was recently appointed Chairman of the Israel National Committee for biotechnology.

     E. Andrews Grinstead, III, a Director of the Company since 1991, is Chairman and Chief Executive Officer of Hybridon, Inc., a publicly-held biotechnology company. Mr. Grinstead joined Hybridon in 1991. From 1987 to October 1990, he was Managing Director and group head of the life sciences group at Paine Webber, Inc. From 1986 to 1987, Mr. Grinstead was Managing Director and group head of the life sciences group at Drexel Burnham Lambert. From 1984 to 1986, he was a Vice President at Kidder, Peabody & Co., Inc., where he developed the life sciences corporate finance specialty group. Prior to his seven years on Wall Street, Mr. Grinstead served in a variety of operational and executive positions with Eli Lilly & Company, most recently as general manager of Venezuelan Pharmaceutical, Animal Health and Agricultural Chemical Operations. Since 1991, Mr. Grinstead has served as a Director of EcoScience Corporation, a development-stage company engaged in the development of biopesticides. Since 1994, Mr. Grinstead has served as a member of the Board of Trustees for the Albert B. Sabine Vaccine Foundation, a 501(c)(3) charitable foundation dedicated to disease prevention. Mr. Grinstead was appointed to the President's Council of the National Academy of Sciences and the Institute of Medicine in 1992.

     Marvin P. Loeb, a Director, was Chairman of the Board of the Company (then known as Pharmatec, Inc.) from December 1982 through October 1992. He has been Chairman of Trimedyne, Inc. (and its subsidiaries), a publicly-held company engaged in the manufacture of lasers, optical fibers and laser delivery systems, since April 1981; a Director of Gynex Pharmaceuticals, Inc., from April 1986 until its merger with and into Biotechnology General Corporation in 1993, a publicly-held company engaged in the development and commercialization of pharmaceutical products; a Director of Petrogen, Inc., a privately-held company engaged in the genetic engineering of bacteria for cleanup of oil waste and toxic waste, from April 1987 to April 1992 (Chairman from November 1980 to December 1982 and from July 1983 to April 1987); Chairman of Automedix Sciences, Inc., an inactive, publicly-held company engaged in the development of products for treating cancer and other diseases, from September 1980 to August 1995; Chairman of Cardiomedics, Inc., a privately-held company engaged in the manufacturing of heart assist devices, from May 1986; Chairman of Xtramedics, Inc., a publicly-held company developing a feminine hygiene product, from November 1986 to February 1994 and a Director of Xtramedics from November 1986 until May 1994; Chairman of Ultramedics, Inc., an inactive, privately-held company developing blood treatment products, since November 1988; and President and Director of Marvin P. Loeb & Co. since 1965, and Master Health Services, Inc. since 1972, both of which are family-held companies engaged in licensing of inventions and financial consulting.

     Stephen C. Knight, M.D., a Director of the Company since November 10, 1994, is Vice President, Corporate Development and Strategic Planning, of Epix Medical, Inc. Prior to joining Epix Medical in July 1996, Dr. Knight was a Senior Consultant in the Healthcare Industries at Arthur D. Little, Inc. While at Arthur D. Little, Dr. Knight specialized in mergers and acquisitions, strategic planning, and valuation in the pharmaceutical industry. Prior to joining Arthur D. Little, Dr. Knight worked as a consultant at APM, Inc. Dr. Knight has performed medical research at the National Institutes of Health, AT&T Bell Laboratories, and Yale and Columbia Universities. Dr. Knight received an M.D. from the Yale University School of Medicine and an MPPM from the Yale School of Organization and Management.

     David Schlachet, a Director of the Company since December 15, 1994, is Vice President of the Strauss Group and C.E.O. of Strauss Holdings (Strauss Holdings incorporates the activities of the Group, comprised of its core business, the food industry, and other holdings in the area of commercial T.V., retail chains and investment banking). On June 1, 1997, Mr. Schlachet was elected Chairman of the Board of Elite Industries Ltd. when the Strauss Group acquired control of Elite, one of the largest food companies in Israel, with operations in Western and Eastern Europe. Elite is a leader in the Israeli coffee, chocolate, confectionery and salty snack markets. Mr. Schlachet was Vice President of Finance and Administration at the Weizmann Institute of Science in Rehovot, Israel, from 1990 to December 1996. Mr. Schlachet was responsible for the Institute's administration and financial activities, including personnel, budget and finance, funding, investments, acquisitions and collaboration with the industrial and business communities. From 1989 to 1990, Mr. Schlachet was President and Chief Executive Officer of Yeda Research and Development Co., Ltd., a marketing and licensing company at the Weizmann Institute of Science. Mr. Schlachet is a Director of Taya Investment Company Ltd., an Israeli publicly-held investment company.

     Fredric D. Price, a Director of the Company since August 1996, is President and Chief Executive Officer and member of the Board of Directors of AMBI Inc., a publicly-traded health care company engaged in the development and marketing of nutrition products and therapeutic agents that may be useful against infectious diseases. He is also a member of the Executive Committee (and Secretary) of the Board of Directors of the New York Biotechnology Association. From July 1991 to September 1994, he was Vice President Finance & Administration and Chief Financial Officer of Regeneron Pharmaceuticals, Inc. For the five years prior to joining Regeneron, he was the President of FxFDP, a consulting practice that provided strategic planning, market development, and new product introduction services to pharmaceutical and other health care businesses. From 1973 to 1986, he worked for Pfizer Pharmaceuticals, where he was Vice President, responsible for both the Pfipharmecs Division and the Controllers's Department for all of Pfizer Pharmaceuticals. Mr. Price received a Bfrom Dartmouth College in 1967 and an MBA in 1969 from the Wharton School of the University of Pennsylvania.

     Mony Ben Dor is Vice President of The Israel Corporations, Ltd. and Chairman of two publicly traded subsidiaries: H.L. Finance and Leasing and Albany Bonded International Trade. He is also a director of a number of subsidiary companies of Israel Chemicals Ltd. From 1992 to 1997, Mr. Ben Dor was Vice President of Business Development for Clal Industries Ltd. (a subsidiary of Clal Israel), which is one of the leading investment groups in Israel. He was actively involved in the acquisition of companies including Jaffora Ltd. and a portfolio of pharmaceutical companies including Pharmaceutical Resources Inc. and Finetech Ltd. He served as a director representing Clal Industries in all of the acquired companies as well as other companies of Clal Industries. Prior to his position at Clal Industries Ltd., Mr. Ben Dor served as Business Executive at the Eisenberg Group of companies.

     Gad Riesenfeld, Ph.D., was named President in February 1997 and Chief Operating Officer in March 1995 and served as Executive Vice President from December 1994 to February 1997. He had been the Vice President of Corporate Development and General Manager of Florida Operations since October 1992 and was employed by Pharmos Ltd. from March 1992 until the Merger. Prior thereto, he was engaged in free-lance consulting relating to the commercialization of intellectual property, primarily in the pharmaceutical and medical fields. From March 1990 through May 1991 Dr. Riesenfeld was a Director and Manager of Kamapharm Ltd., a private company specializing in human blood products. Prior thereto, from May 1986, he was Managing Director of Galisar Ltd., a private company involved in extracorporeal blood therapy.

     Anat Biegon, Ph.D., was named Vice President of Research and Development in December 1994. Dr. Biegon became head of Research and Development for the Company in 1994. From 1992 to 1994, Dr. Biegon was a director in Pharmos Ltd.'s Department of Pharmacology. From 1991 to 1992, she was a Staff Physiologist at the University of California at Berkeley's Lawrence Berkeley Laboratory, Division of Research Medicine and Radiation Biophysics. From 1990 to 1991, Dr. Biegon was a Research Associate Professor in the Department of Psychiatry at New York University Medical Center. From 1988 to 1990, she was an Associate Professor in the Department of Neurobiology at the Weizmann Institute of Science.


                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     During the 1996 fiscal year, there were four meetings of the Board of Directors. A quorum of Directors was present, either in person or by telephonic hookup, for all of the meetings. Actions were also taken during the year by the unanimous written consent of the Directors.

     The members of the Audit Committee are Messrs. Loeb and Grinstead. Actions of the Audit Committee were taken during the year by the unanimous written consent of the Directors. The Audit Committee has been delegated the responsibility of reviewing with the independent auditors the plans and results of the audit engagement, reviewing the adequacy, scope and results of the internal accounting controls and procedures, reviewing the degree of independence of the auditors, reviewing the auditor's fees and recommending the engagement of the auditors to the full Board of Directors.

     The Compensation and Stock Option Committee consists of Messrs. Loeb and Grinstead. Actions of the Compensation and Stock Option Committee were taken during the year by the unanimous written consent of the Directors. The Compensation and Stock Option Committee has the full power and authority to interpret the provisions and supervise the administration of the Company's stock option plans and to grant options outside of these plans and the authority to review all matters relating to personnel of the Company.

     The Board of Directors does not have a standing nominating committee.

     The following table summarizes the total compensation of the Chief Executive Officer of the Company for 1996 and the two previous years, as well as all other executive officers of the Company who received compensation in excess of $100,000 for 1996. Stock options have been adjusted for the Reverse Share Split.

Summary Compensation Table

              Name/                                      Annual Compensation                                   Long Term
        Principal Position                                                                                   Compensation
                                   -------------------------------------------------------------------------------------------------
                                                                                                  Restricted           Stock
                                                                                                     Stock          Underlying
                                        Year           Salary        Bonus         Other           Awards ($)            Options
------------------------------------------------------------------------------------------------------------------------------------

Haim Aviv, Ph.D.                        1996          $236,453                  $ 27,435(1)
         Chairman, Chief                1995           200,230                    20,551(1)                             324,376
         Executive Officer,             1994           195,476                                     $25,750(4)
         Acting Chief
         Financial Officer,
         and Chief Scientist

Gad Riesenfeld, Ph.D.                   1996           150,000                    43,798(2)
         President and Chief            1995           136,664                    32,481(2)                              79,333
         Operating Officer              1994           110,000                    40,828(2)                              29,333

Alan M. Mark                            1996                                     150,000(3)                           75,000(5)
         Acting Chief
         Financial Officer(6)

Anat Biegon, Ph.D.                      1996            85,516                    26,515(1)
         Vice President of
         Research and
         Development

S. Colin Neill(6)                       1996                                     119,000(3)                           10,000(5)
         Acting Vice                    1995                                     109,375(3)
         President/Finance
         and Administration,
         Chief Financial
         Officer

----------

(1) Consists of contributions to insurance premiums, car allowance and car expenses.
(2) Consists of housing allowance, contributions to insurance premiums, and car allowance.
(3)  Consists of non-employee compensation.
(4) These amounts represent the value of 94,115 shares of Old Pharmos common stock (equal to 18,000 shares of Common Stock, as adjusted) issued in 1990, subject to forfeiture in the amount of 75%, 50%, 25% and 0%, respectively, on each anniversary of grant until four years after grant. ( No dividends have been paid to date on these shares). The market value of these 18,000 equivalent shares as of December 31, 1995 was $26,438.
(5)  Consists of warrants to purchase common stock.
(6) Acted as Acting Chief Financial Officer from July 1996 to [April/May] 1997, replacing Mr. S. Colin Neill who provided consulting services to the Company through September 1996.


     The following tables set forth information with respect to the named executive officers concerning the grant and exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

Option Grants for the Year
Ended December 31, 1996:

None(1)

----------

(1) On February 12, 1997, the Company issued warrants to purchase an aggregate of 1,055,000 shares of common stock at an exercise price of $1.59 per share to 17 employees of the Company. Of such warrants, 250,000 were issued to Dr. Aviv, 175,000 were issued to Dr. Riesenfeld and 125,000 were issued to Dr. Biegon. Such warrants become exercisable in increments of 25% each on February 12, 1998, February 12, 1999, February 12, 2000 and February 12, 2001. All of such warrants expire on February 12, 2007.


Aggregated Option Exercises
for the Year Ended December 31, 1996
and Option Values as of December 31, 1996:

          Name                 Number of           Value             Number of Unexercised           Value of Unexercised In-the-
                                Shares           Realized        Options at December 31, 1996         Money Options at December
                              Acquired on                                                                     31, 1996(1)
                                Exercise
                                                              ----------------------------------------------------------------------

                                                                 Exercisable      Unexercisable     Exercisable      Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Haim Aviv, Ph.D.                   0                0              198,376           126,000           $ -0-             $ -0-

Gad Riesenfeld,                    0                0               43,600            35,733             -0-               -0-
Ph.D.

Anat Biegon, Ph.D.                 0                0               24,320            26,213             -0-               -0-

Alan Mark                          0                0                    0            75,000(2)          -0-            64,500

(1) Based upon closing price on December 31, 1996 as reported on the Nasdaq SmallCap Market and the exercise price per option.
(2)  Consents of warrants to purchase common stock.

                        REPORT OF COMPENSATION COMMITTEE

     The following report of the Compensation Committee is provided solely to the shareholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement.

     The Compensation and Stock Option Committee of the Board of Directors establishes the general compensation policies of the Company, establishes the compensation plans and specific compensation levels for executive officers, and administers the 1992 Incentive and Non-Qualified Stock Option Plan as well as the Company's other Stock Option Plans. The Compensation and Stock Option Committee is composed of two independent, non-employee Directors who have no interlocking relationships as defined by the Securities and Exchange Commission other than as described below (see "Compensation Committee Interlocks and Insider Participation").

     The Compensation and Stock Option Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options. The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation policies that will attract and retain qualified executive personnel.

     The Compensation and Stock Option Committee believes that the chief executive officer's (CEO) compensation should be heavily influenced by Company performance. Although Dr. Aviv's existing agreements with the Company (see "Employment/Consulting Contracts/Directors' Compensation") provide for a base level of salary and consulting compensation, the Committee determines the appropriate level of bonuses and increases, if any, based in large part on Company performance. The Committee also considers the salaries of CEOs of comparably-sized companies and their performance.

     Stock options are granted to the CEO, as to other executives, primarily based on the executive's ability to influence the Company's long-term growth.

     The Compensation and Stock Option Committee has adopted similar policies with respect to compensation of other officers of the Company. The Committee establishes base salaries that are within the range of salaries for persons holding similarly responsible positions at other companies. In addition, the
Committee considers factors such as relative Company performance, the individual's past performance and future potential in establishing the base salaries of executive officers.

     As with the CEO, the number of options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. All options are granted at no less than the current market price. Since the value of an option bears a direct relationship to the Company's stock price, it is an effective incentive for managers to create value for stockholders. The Committee therefore views stock options as an important component of its long-term, performance-based compensation philosophy.



                                    Members of the Compensation and
                                     Stock Option Committee

                                    Marvin P. Loeb
                                    E. Andrews Grinstead III

             EMPLOYMENT/CONSULTING CONTRACTS/DIRECTORS' COMPENSATION


     Haim Aviv, Ph.D. In addition to serving as Chairman of the Board, Chief Executive Officer and Acting Chief Financial Officer of the Company, Dr. Aviv has provided consulting services under a consulting agreement with an initial three-year term ended May 3, 1993. The term automatically renews for additional one-year periods unless either the Company or Dr. Aviv terminates the agreement at least 90 days prior to a scheduled expiration date. The agreement has been renewed on an annual basis and presently expires on May 3, 1998. Dr. Aviv is entitled to severance pay equal to 25% of his salary in the event of termination or non-renewal without cause. Under the agreement, Dr. Aviv is required to render certain consulting services to the Company and in consideration therefore, Dr. Aviv is entitled to receive $170,000 per year, subject to yearly increases and review.

     The Company's subsidiary, Pharmos Ltd., employs Dr. Aviv as its Chief Executive Officer under an employment agreement with Dr. Aviv pursuant to which Dr. Aviv receives $50,000 per year, subject to yearly increases and review. Dr. Aviv is required to devote at least 50% of his business time and attention to the business of Pharmos, Ltd. and to serve on its Board of Directors.


     Gad Riesenfeld, Ph.D. In October 1992, Old Pharmos entered into a one-year employment agreement with Dr. Riesenfeld, which is automatically renewable for successive one-year terms unless either party gives three months prior notice of non-renewal. Under the Agreement, Dr. Riesenfeld devotes his full time to serving as President of the Company. Dr. Riesenfeld's annual gross salary is $150,000.


     Directors'   Compensation.   In  1996,   Directors   did  not  receive  any
compensation for service on the Board or for attending Board meetings.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Stock Option Committee are Messrs. Loeb and Grinstead. Prior to the Merger (October 1992), Mr. Loeb was Chairman of the Board of the Company. There were no interlocks on the Compensation and Stock Option Committee in 1996.

                                PERFORMANCE GRAPH

     The following graph compares the Company's cumulative stockholder's return for the five year period ended December 31, 1996 with the cumulative total return of the NASDAQ Equity Market Index and the NASDAQ Pharmaceuticals Index over the same period.

 [The following table was represented by a line chart in the printed material.]

                                             December 31,
                         -----------------------------------------------------
                         1991     1992      1993      1994      1995      1996
                         ----     ----      ----      ----      ----      ----
NASDAQ Stock Market US   100     116.38    133.60    130.60    184.69    227.16

NASDAQ Pharmaceuticals   100      83.22     74.17     55.83    102.13    102.42

Pharmos Corp. Stock      100      85.71     56.25      9.60     10.49     10.49

                TRANSACTIONS AND/OR INDEBTEDNESS WITH MANAGEMENT

None.


                               SECTION 16 FILINGS

     No person who, during the fiscal year ended December 31, 1996, was a director, officer or beneficial owner of more than ten percent of the Company's Common Stock [which is the only class of securities of the Company registered under Section 12 of the Securities Exchange Act of 1934 (the "Act")], a "Reporting Person" failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Company of Forms 3 and 4 during the most recent fiscal year as furnished to the Company under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any representation received by the Company from any reporting person that no Form 5 is required.

          ITEM 2 - PROPOSAL TO AMEND RESTATED ARTICLES OF INCORPORATION

     The Company's Restated Articles of Incorporation (the "Restated Articles") currently authorize the issuance of up to 50,000,000 shares of Common Stock. The Board of Directors of the Company has approved, subject to stockholder approval, an amendment (the "Amendment") to the Restated Articles to increase the number of authorized shares of Common Stock to 75,000,000. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock recently authorized. A copy of the proposed amendment to the Restated Articles is set forth in Appendix A.

     As of November 1, 1997, there were 34,118,368 shares of Common Stock outstanding, or 39,970,526 shares taking into account exercise of all outstanding stock options and warrants. In addition, if the proposed new incentive and non-qualified stock option plan is adopted by the Company's stockholders (see Item No. 3, below) at the Annual Meeting of Stockholders, an additional 600,000 shares of Common Stock will be reserved for issuance.

     The additional shares of Common Stock authorized by the Amendment, which are not necessary to satisfy the obligations discussed above, could be issued at the direction of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in the Company's business, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. The holders of shares of Common Stock do not presently have preemptive rights to subscribe for any of the Company's securities and holders of Common Stock will not have any such rights to subscribe for the additional Common Stock proposed to be authorized. Any future issuances of authorized shares of Common Stock may be authorized by the Board of Directors without further action by the stockholders.

     Although the Board of Directors will issue Common Stock only when required or when the Board considers such issuance to be in the best interests of the Company, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of stockholders. Furthermore, since Nevada law requires the vote of a majority of shares of each class of stock in order to approve certain mergers and reorganizations, the proposed amendment could permit the Board to issue shares to persons supportive of management's position. Such persons might then be in a position to vote to prevent a proposed business combination which is deemed unacceptable to the Board, although perceived to be desirable by some stockholders, including, potentially, a majority of stockholders. This could provide management with a means to block any majority vote which might be necessary to effect a business combination in accordance with applicable law, and could enhance the ability of Directors of the Company to retain their positions. Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders.

     Except for (i) shares of Common Stock reserved for issuance under the Company's stock option plans (including the proposed 1997 Plan) and other non-plan stock options, (ii) 4,427,681 shares of Common Stock which the Company would be required to issue upon the exercise of outstanding warrants, and (iii) shares of Common Stock reserved for issuance upon conversion of the outstanding shares of convertible Series B preferred stock (3,260 shares of convertible Series B preferred stock are outstanding as of November 1, 1997), the Board of Directors has no current plans to issue additional shares of Common Stock. However, the Board believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Amendment.

     The Amendment requires the affirmative vote of a majority of the shares entitled to vote at the Annual Meeting. The Board of Directors recommends a vote FOR the Amendment to the Company's Restated Articles of Incorporation. Unless they are otherwise directed by the stockholders, the proxies intend to vote FOR this proposal.

        ITEM 3 - PROPOSAL TO ADOPT THE INCENTIVE AND NON-QUALIFIED STOCK
                                   OPTION PLAN

     The Company's 1983, 1984, 1986 and 1988 Incentive Stock Option Plans (the "Incentive Plans"), which are virtually identical, provide for the issuance, pursuant to the exercise of stock options granted thereunder, of an aggregate of 225,000 shares of Common Stock. The Company's Non-Qualified Stock Option Plan (the "Non-Qualified Plan"), which was approved by the Directors, provides for the issuance, pursuant to the exercise of stock options under the Non-Qualified Plan, of a maximum of 175,000 shares of Common Stock. The Company's 1991 Stock Option Plan (the "1991 Plan"), adopted by Old Pharmos, provides for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 56,062 shares of Common Stock. The Company's 1992 Stock Option Plan (the "1992 Plan") provides for the issuance, pursuant to the exercise of stock options granted thereunder, of a maximum of 750,000 shares of Common Stock. Incentive Stock Options may only be granted to employees of the Company. Non-Qualified Stock Options may be granted to employees, Directors, consultants, advisers and contractors of the Company. The Incentive Plans, the Non-Qualified Plan, the 1991 Plan and the 1992 Plan are sometimes referred to herein as the "Prior Plans".

     The Board of Directors has adopted, subject to stockholder approval, the 1997 Incentive and Non-Qualified Stock Option Plan ("1997 Plan") which, in most material respects, is similar to the Prior Plans. The annual meeting will consider whether to approve the 1997 Plan. The full text of the 1997 Plan is appended to this Joint Proxy Statement as Appendix B, and the following summary is qualified in its entirety by reference to the 1997 Plan.

     The purpose of the 1997 Plan is to allow Directors, officers, key employees and consultants of the Company and its subsidiaries to increase their proprietary interest in, and to encourage such employees to remain in the employ of, or maintain their relationship with, such entities. It is intended that options granted under the 1997 Plan will qualify either as incentive stock options under Section 422 of the Code or an non-qualified options. Options granted under the 1997 Plan will only be exercisable for Common Stock.

     The 1997 Plan will be administered by a committee appointed by the Board of Directors (the "Compensation Committee"). Members of the Compensation Committee will not be eligible to receive options while they are members except to the extent otherwise permitted under the requirements of Rule 16b-3 under the Securities Exchange Act of 1934. The Compensation Committee will designate the persons to receive options, the number of shares subject to the options and the terms of the options, including the option price and the duration of each option, subject to certain limitations.

     The maximum number of shares of Common Stock available for issuance under the 1997 Plan is 600,000 shares, subject to adjustment in the event of stock splits, stock dividends, mergers, consolidations and the like. Common Stock subject to options granted under the 1997 Plan that expire or terminate will again be available for options to be issued under the 1997 Plan.

     The price at which shares of Common Stock may be purchased upon exercise of an incentive stock option must be at least 100% of the fair market value of Common Stock on the date the option is granted (or at least 110% of fair market value in the case of a person holding more than 10% of the outstanding shares of Common Stock (a "10% Stockholder")).

     The aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which incentive stock options are exercisable for the first time in any calendar year by an optionee under the 1997 Plan or any other plan of the Company or a subsidiary, shall not exceed $100,000. The Compensation Committee will fix the time or times when, and the extent to which, an option is exercisable, provided that no option will be exercisable earlier than one year or later than ten years after the date of grant (or five years in the case of a 10% Stockholder). The option price is payable in cash or by check. However, the Board of Directors may grant a loan to an employee, pursuant to the loan provision of the 1997 Plan, for the purpose of exercising an option or may permit the option price to be paid in shares of Common Stock at the then current fair market value, as defined in the 1997 Plan.

     Upon termination of an optionee's employment or consultancy, all options held by such optionee will terminate, except that any option that was exercisable on the date employment or consultancy terminated may, to the extent then exercisable, be exercised within three months thereafter (or one year thereafter if the termination is the result of permanent and total disability of the holder), and except such three month period may be extended by the Compensation Committee in its discretion. If an optionee dies while he is an employee or a consultant or during such three-month period, the option may be exercised within one year after death by the decedent's estate or his legatees or distributees, but only to the extent exercisable at the time of death.

     The 1997 Plan provides that outstanding options shall vest and become immediately exercisable in the event of a "sale" of the Company, including (i) the sale of more than 75% of the voting power of the Company in a single transaction or a series of transactions, (ii) the sale of substantially all assets of the Company, (iii) approval by the stockholders of a reorganization, merger or consolidation, as a result of which the stockholders of the Company will own less than 50% of the voting power of the reorganized, merged or consolidated company.

     The Board of Directors may amend, suspend or discontinue the 1997 Plan, but it must obtain stockholder approval to (i) increase the number of shares subject to the 1997 Plan, (ii) change the designation of the class of persons eligible to receive options, (iii) decrease the price at which options may be granted, except that the Board may, without stockholder approval accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower exercise price that is not less than the fair market value of Common Stock on the date the new option is granted, (iv) remove the administration of the 1997 Plan from the Compensation Committee, (v) render any member of the Compensation Committee eligible to receive an option under the 1997 Plan while serving thereon, or (vi) amend the 1997 Plan in such a manner that options issued under it intend to be incentive stock options, fail to meet the requirements of Incentive Stock Options as defined in Section 422 of the Code.

     Under current federal income tax law, the grant of incentive stock options under the 1997 Plan will not result in any taxable income to the optionee or any deduction for the Company at the time the options are granted. The optionee recognizes no gain upon the exercise of an option. However the amount by which the fair market value of Common Stock at the time the option is exercised exceeds the option price is an "item of tax preference" of the optionee, which may cause the optionee to be subject to the alternative minimum tax. If the optionee holds the shares of Common Stock received on exercise of the option at least one year from the date of exercise and two years from the date of grant, he will be taxed at the time of sale at long-term capital gains rates, if any, on the amount by which the proceeds of the sale exceed the option price. If the optionee disposes of the Common Stock before the required holding period is satisfied, ordinary income will generally be recognized in an amount equal to the excess of the fair market value of the shares of Common Stock at the date of exercise over the option price, or, if the disposition is a taxable sale or exchange, the amount of gain realized on such sale or exchange if that is less. If, as permitted by the 1997 Plan, the Board of Directors permits an optionee to exercise an option by delivering already owned shares of Common Stock valued at fair market value) the optionee will not recognize gain as a result of the payment of the option price with such already owned shares. However, if such shares were acquired pursuant to the previous exercise of an option, and were held less than one year after acquisition or less than two years from the date of grant, the exchange will constitute a disqualifying disposition resulting in immediate taxation of the gain on the already owned shares as ordinary income. It is not clear how the gain will be computed on the disposition of shares acquired by payment with already owned shares.

     The Company is currently in discussions with several emerging pharmaceutical and biotechnology companies about potential business and/or product consolidations, joint ventures, acquisitions, mergers or other business combinations. If any such transaction is consummated, the existence of these additional outstanding stock options under the 1997 Plan could have the effect of reducing the aggregate consideration received by existing stockholders in such transaction.

     The affirmative vote of a plurality of shares cast of Common Stock voting together present or represented at a meeting at which a quorum (one-third (1/3) of the outstanding shares of Common Stock) is required for approval of the 1997 Plan. Abstention and Broker Non-votes are counted for purposes of determining whether a quorum is present, but do not represent votes cast with respect to any proposal. The Board of Directors believes that, in the competitive market for highly qualified personnel, it is critical for companies to offer a variety of benefits in order to attract, retain and motivate key employees of outstanding ability. Accordingly, the Board of Directors recommends a vote FOR adoption of the 1997 Plan. Unless they are otherwise directed by the stockholders, the proxies intend to vote FOR this proposal.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has appointed Price Waterhouse LLP as its independent public accountants to examine the financial statements of the Company for the current fiscal year. The selection of Price Waterhouse LLP was approved by the Board of Directors prior to their appointment. Price Waterhouse LLP has advised the Company that they do not have any material financial interests in, or any connection with (other than as independent auditors, tax advisors and management consultants), the Company.

     Price Waterhouse LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

                        STOCKHOLDERS' PROPOSALS FOR 1998
                         ANNUAL MEETING OF STOCKHOLDERS

     Proposals which stockholders intend to present at the 1998 annual meeting of stockholders must be received by the Company by June 1, 1998 to be eligible for inclusion in the proxy material for that meeting.

                           ANNUAL REPORT ON FORM 10-K

     Upon sending a written request to Pharmos Corporation, 2 Innovation Drive, Alachua, FL 32615, Attention: Acting President, stockholders may obtain, free of charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and any amendments thereto, as filed with the Securities and Exchange Commission.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the only business which management expects to be considered at the Annual Meeting is the election of Directors and the adoption of the incentive and non-qualified stock option plan. If any other matters come before the meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                                        HAIM AVIV, PH.D.
                                                   Chairman of the Board
Dated: December 3, 1997

                                                                      Appendix A

          Amendment to Article 4 of Restated Articles of Incorporation
          ------------------------------------------------------------

     The first paragraph of Article 4 shall be replaced by the following paragraph:

     "The total number of shares of stock which the corporation shall have authority to issue is seventy six million two hundred fifty thousand (76,250,000), of which stock seventy five million (75,000,000) shares of the par value of three cents ($0.03) each, amounting in the aggregate to one million five hundred thousand dollars ($1,500,000), shall be Common Stock, and of which one million two hundred fifty thousand (1,250,000) shares of the par value of three cents ($0.03) each, amounting in the aggregate to thirty seven thousand five hundred dollars ($37,500), shall be Preferred Stock."

                                                                      Appendix B


                               PHARMOS CORPORATION
                              a Nevada corporation

               1997 Incentive and Non-Qualified Stock Option Plan
               --------------------------------------------------

     1. Purpose. The purposes of this 1997 Incentive and Non-Qualified Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Pharmos Corporation, a Nevada corporation (the "Company"), and to promote the success of the Company's business.

     Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Committee and as reflected in the terms of the written option agreement.

     2. Definitions. As used in this Plan, the following definitions shall apply:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

     (c)   "Commission"   means  the  United  States   Securities  and  Exchange
Commission.

     (d) "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

     (e) "Common Stock" means the common stock of the Company, par value $0.03 per share.

     (f) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include directors who are not compensated for their services or are paid only a director's fee by the Company.

     (g) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or (iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

     (h) "Disinterested Person" shall have the meaning set forth in Rule 16b-3(d)(3), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

     (i) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

     (k) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

     (l) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (m) "Option" means a stock option granted pursuant to this Plan.

     (n) "Optioned Stock" means the Common Stock subject to an Option.

     (o) "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

     (p) "Outside Director" means any member of the Board of Directors of the Company who is not an Employee or Consultant.

     (q) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (r) "Plan" means this Pharmos Corporation 1997 Stock Option Plan, as amended from time to time.

     (s) "Rule 16b-3" means Rule 16b-3,  as promulgated by the Commission  under
Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Commission.

     (t) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

     (u) "Share" means a share of the Common Stock, as adjusted in accordance with Section of this Plan.

     (v) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Scope of Plan. Subject to the provisions of Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 600,000, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock.

     If an Option shall expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

     4. Administration of Plan.

     (a) Procedure. This Plan shall be administered by the Committee appointed pursuant to this Section 4(a). The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Disinterested Persons. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Disinterested Persons.

     (b) Powers of Committee. Subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (i) grant Incentive Stock Options and Nonstatutory Stock Options, (ii) determine, upon review of relevant information and in accordance with Section below, the Fair Market Value of the Common Stock; (iii) determine the exercise price per share of Options to be granted, in accordance with this Plan, (iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor; (vi) interpret this Plan; (vii) accelerate or defer (with the consent of Optionee) the exercise date of any Option; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (x) require withholding from or payment by an Optionee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

     A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself under this Plan.

     (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.

     5. Eligibility.

     (a) Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that Incentive Stock Options may be granted only to Employees. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

     6. Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two Outside Directors) subject to the approval thereof by vote of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting to be duly held in accordance with the applicable laws of the State of Nevada. Such meeting shall be held within twelve months of the adoption of the Plan by the Board of Directors. The Plan shall terminate no later than October 31, 2007. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

     7. Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

     (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

     (ii) With respect to (i) above, the per Share exercise price is subject to adjustment as provided in Section 10 below. For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

     (b) Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation SmallCap Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

     (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash; (ii) check; (iii) the Optionee's personal interest bearing full recourse promissory note with such terms and provisions as the Committee may authorize (provided that no person who is not an Employee of the Company may purchase Shares with a promissory note); (iv) other Shares of Common Stock which (X) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and (Y) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (v) any combination of such methods of payment; or (vi) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

     (d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to an option, the Optionee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company to obtain a current deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including

Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.

     8. Options.

     (a) Term of Option. The term of each Option granted shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

     (b) Exercise of Options.

     (i) Procedure for Exercise; Rights as a Stockholder. Any Option granted under this Plan shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section of this Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (ii) Method of Exercise. An Optionee may exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering Common Stock already owned by the Optionee having a total Fair Market Value on the date of such delivery equal to the exercise price of the subject Option; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

     (iii) Termination of Status as an Employee, Consultant or Outside Director. If an Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Optionee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement and determined by the Committee), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.

     (iv) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

     9. Non-transferability of Options. An Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

     10. Adjustments Upon Changes in Capitalization or Merger.

     (a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock subject to each outstanding
Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

     (c) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 50% of the voting power of the reorganized, merged or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions otherwise expressed in the Option. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

     (d) Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

     (e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

     (f) Certain Cash Payments. If an Optionee would not be permitted to exercise an Option or any portion thereof (for purposes of this subsection (f) only, each such Option being referred to as a "Subject Option") or dispose of the Shares received upon the exercise thereof without loss or liability (other than a loss or liability for the exercise price, applicable withholding or any associated transactional cost), or if the Board determines that the Optionee may not be permitted to exercise the same rights or receive the same consideration with respect to the Sale of the Company as a stockholder of the Company with respect to any Subject Options or portion thereof or the Shares received upon the exercise thereof, then notwithstanding any other provision of this Plan and unless the Committee shall provide otherwise in an agreement with such Optionee with respect to any Subject Options, such Optionee shall have the right, whether or not the Subject Option is fully exercisable or may be otherwise realized by the Optionee, by giving notice during the 60-day period from and after a Sale to the Company, to elect to surrender all or part of any Subject Options to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Sale Price" (as defined herein) per share of Common Stock on the date of such election shall exceed the amount which the Optionee must pay to exercise the Subject Options per share of Common Stock under such Subject Options (the "Spread") multiplied by the number of shares of Common Stock granted under the Subject Options as to which the right granted hereunder shall be applicable and shall have been exercised; provided, however, that if the end of such 60- day period from and after a Sale is within six months of the date of grant of a Subject Option held by an Optionee (except an Optionee who has deceased during such six month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Subject Option shall be canceled in exchange for a payment to the Optionee, effective on the day which is six months and one day after the date of grant of such Subject Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Subject Option. With respect to any Optionee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange
Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Sale, and the Committee shall have sole discretion, if necessary, to approve the Optionee's exercise hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Optionee under Section 16(b). For purposes of the Plan, "Sale Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Sale or (b) if the Sale is the result of a tender or exchange offer or a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

     (g) Mitigation of Excise Tax. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (i) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (ii) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Optionee as the Committee may deem relevant to its determination.

     11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted.

     12. Amendment and Termination of Plan.

     (a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation.


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



     (b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

     13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     14. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     15. Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash


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



dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an agreement.

     16. Best Efforts To Register. If there has been a public offering, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

     18. Option Agreements. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

     19. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

     20. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.



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




     21. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or by-laws, by contract, as a matter of law, or otherwise.

     22. Controlling Law. This Plan shall be governed by the laws of the State of Nevada applicable to contracts made and performed wholly in Nevada between Nevada residents.



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